Filed Pursuant to Rule 497(a)
Registration No. 333-295680
Rule 497AD

Tortoise Energy Infrastructure Corporation (TYG) Announces Terms of Rights Offering

FOR IMMEDIATE RELEASE

OVERLAND PARK, Kan. – May 8, 2026 – Tortoise Energy Infrastructure Corporation (NYSE: TYG) (the “Company”) today announced that its Board of Directors (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the record date, May 20, 2026 (the “Record Date”).

The rights offering (the “Offer”) is designed to provide existing stockholders with the opportunity to subscribe for additional shares of Common Stock at a discount to market price, while supporting the Company’s ability to capitalize on a growing opportunity set across energy and power infrastructure.

After considering a number of factors, including potential benefits and costs, the Board and Tortoise Capital Advisors, L.L.C. the Company’s investment adviser (the “Adviser”) have determined that the Offer will benefit both the Company and its stockholders and increase the assets of the Company available to take advantage of existing investment opportunities, consistent with the Company’s investment objective of seeking a high level of total return with an emphasis on current distributions paid to stockholders.

“We believe we are entering a period of significant investment opportunity driven by rising electricity demand, AI and data center growth, and continued expansion of U.S. energy infrastructure,” said Matt Sallee, Head of Investments of Tortoise Capital.

“Following several years of strategic actions to strengthen and simplify the platform, we believe the Company is well positioned to grow from a position of strength. This offering allows our stockholders to participate in that opportunity at an attractive entry point while enhancing the Company’s scale and long-term return potential,” said Mark Marifian, Head of Product.

Strategic Rationale for the Offer

After careful consideration, the Board and the Adviser have determined that the Offer is in the best interests of the Company and its stockholders.

The Adviser believes this is an attractive time to raise additional capital given the expanding opportunity set across energy and power infrastructure, supported by several long-term secular tailwinds:

•	Rising electricity demand driven by artificial intelligence (AI), data centers and electrification
•	Increasing need for reliable power generation, transmission and grid infrastructure
•	Growing U.S. natural gas and liquefied natural gas (LNG) demand domestically and globally
•	Compelling valuation opportunities across energy and power infrastructure companies

The Offer is expected to provide several potential benefits to stockholders, including:

•	Portfolio opportunities: Potential to enhance long-term net asset value (“NAV”) total return
•	Tax Efficiency: Ability for the Company to deploy capital into new opportunistic investments without selling existing portfolio holdings
•	Benefit for Stockholders: The ability to invest additional capital at a discount to market price
•	Lower Expense Ratio: Improved scale, which may reduce the Company’s expense ratio over time
•	Enhanced Liquidity: Potential for increased trading volume and liquidity of the Company’s common stock

Positioning the Offer Within the Company’s Evolution

Over the past several years, the Company has undergone a series of strategic initiatives designed to enhance scale, simplify the platform and improve long-term stockholder value, including mergers with affiliated funds and active management of the Company’s capital structure.

As a result of these efforts, the Company has strengthened its market positioning and trading dynamics. Closed-end funds in the energy infrastructure sector have historically traded at discounts to net asset value; however, TYG has recently traded at a premium to NAV, reflecting improved investor demand and confidence in the Company’s strategy and positioning.

5901 College Blvd., Suite 400, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoisecapital.com

The Adviser believes the current market environment, combined with the Company’s enhanced scale and positioning, creates an attractive opportunity to raise additional capital in a manner intended to benefit both existing and new stockholders.

Key Terms of the Offer

•	Rights Distribution: Stockholders of record as of the Record Date will receive one Right for each share of Common Stock held
•	Subscription Ratio: Three Rights are required to purchase one new share of Common Stock (1-for-3)
•	Subscription Price: The subscription price (the “Subscription Price”) will be determined on the expiration date, currently expected to be June 17, 2026 (the “Expiration Date”), unless extended
o	The Subscription Price will equal 92.5% of the average of the last reported sales price on the NYSE on the Expiration Date and the four preceding trading days
o	The Subscription Price will not be less than 90% of the average of the Company’s NAV per share on the Expiration Date and the four preceding trading days
•	Over-Subscription Privilege: Record Date stockholders who fully exercise their Rights may subscribe for additional shares not subscribed for by other Rights holders, subject to pro rata allocation
•	Transferability: The Rights are expected to trade on the NYSE, initially when issued on May 19, 2026 under the symbol “TYG RTWI” and then under the symbol "TYG RT" during the regular way trading during the remainder of the subscription period

Fractional shares will not be issued. Stockholders owning fewer than three shares will be entitled to subscribe for one full share.

Calculation of the Subscription Price based on the average of the Company’s NAV per share on the Expiration Date and the four preceding trading days differs from the calculation of the Subscription Price in prior rights offerings by funds managed by the Adviser, which were based on the NAV per share on the Expiration Date only.

Distributions

The Company has declared a regular May monthly distribution payable on May 29, 2026 to stockholders of record on May 22, 2026. Shares issued pursuant to the Offer will not be entitled to receive this distribution.

The Company expects to continue making monthly distributions; however, distributions are subject to Board approval and there can be no assurance as to the amount or timing of future distributions.

Additional Information

The Offer will be made pursuant to an effective shelf registration statement and only by means of a prospectus supplement and accompanying prospectus. The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date stockholders within the United States shortly following the Record Date. To exercise their Rights, stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The Company’s prospectus supplement and accompanying prospectus will contain this and additional information about the Company and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Company’s information agent:

Equiniti Group Limited
(800) 814-0439

About Tortoise Energy Infrastructure Corporation

Tortoise Energy Infrastructure Corporation (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of energy and power infrastructure companies. The Company is positioned to benefit from growing energy and power demand. These companies process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil as well as generate, transport and distribute electricity. For additional information on the Company, please visit https://tortoisecapital.com/cef/tortoise-energy-infrastructure-corp/.

About Tortoise Capital

With approximately $10.8 billion in assets under management as of March 31, 2026, Tortoise Capital’s record of investment experience and research dates back more than 20 years. As an early investor in midstream energy, Tortoise Capital believes it is well-positioned to be at the forefront of the global energy evolution that is under way. Based in Overland Park, Kansas, Tortoise Capital Advisors, L.L.C. is an SEC-registered fund manager that invests primarily in publicly traded companies in the energy and power infrastructure sectors—from production to transportation to distribution. For more information about Tortoise Capital, visit

http://www.TortoiseCapital.com.

Tortoise Capital Advisors, L.L.C. is the adviser to Tortoise Energy Infrastructure Corporation.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although the Company and Tortoise Capital Advisors believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Company and Tortoise Capital Advisors do not assume a duty to update this forward-looking statement.

Safe harbor statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Media Contacts

Craft & Capital

Chris Sullivan chris@craftandcapital.com Rob Jesselson

rob@craftandcapital.com